EXHIBIT 32.1

DAKTRONICS, INC.
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Daktronics, Inc. and subsidiaries (the “Company”) for the quarterly period ended January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James B. Morgan, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James B. Morgan
James B. Morgan, Chief Executive Officer
February 25, 2005